SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

Eagle Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 28, 2012, the Board of Directors of Eagle Bancorp, Inc. (the “Company”) unanimously approved an amendment to the Company’s bylaws to classify the Board of Directors into two classes, serving staggered two year terms, effective with the election of directors at the Annual Meeting of Shareholders to be held in 2012.  The amendment, which is effective immediately but which will affect the Board of Directors commencing at the 2012 Annual Meeting of Shareholders, reads in its entirety as follows:

Article III Section 2 of the Bylaws of the Corporation is amended to read in its entirety as follows:

“SECTION 2.  Number, Term and Election.  The maximum number of directors is fixed by the Corporation’s Articles of Incorporation and may be altered only by amendment thereto.  The minimum number of directors shall be three (3).  Commencing with the Annual Meeting of Shareholders to be held in 2012, the members of the Board of Directors of the Corporation shall be designated as a member of one of two classes, as equal in number as possible by the Board of Directors or a designated committee thereof.  At the Annual Meeting of Shareholders to be held in 2012: (i) the members of one class of directors (the “Class A Directors”) shall be elected to serve a term of office of one (1) year, until the next annual meeting of shareholders to be held after their election, or until their respective successors shall be elected and qualified; and (ii) the members of the second class of directors (the “Class B Directors”) shall be elected to serve a term of office of two (2) years, until the second annual meeting of shareholders to be held after their election, or until their respective successors shall be elected and qualified.  Upon the expiration of such terms, directors elected to succeed the directors whose terms are expiring shall be elected to serve a term of office of two (2) years, or until their respective successors shall have been elected and qualified. The Board of Directors may, by a vote of a majority of the directors then in office, between annual meetings of shareholders, increase or decrease the membership of the Board of Directors within the numerical limits set forth herein, provided that any such increase or decrease shall be done in a manner which allocates the whole number of members of the Board of Directors as evenly between the classes of directors as possible, and the terms of directors within each class shall expire simultaneously, and provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.”

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not applicable.

(c)  Shell Company Transactions.  Not applicable.

(d)  Exhibits.

3.2          Amended and Restated Bylaws of Eagle Bancorp, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: March 30, 2012